UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                    ---------------------------------------

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                                February 18, 2005
                    ---------------------------------------
                Date of Report (Date of Earliest Event Reported)




                                   ITRON, INC.
     ----------------------------------------------------------------------
              (Exact Name of Registrant as Specified in its Charter)




       Washington                    000-22418              91-1011792
-----------------------------    ---------------------  ----------------------
(State or Other Jurisdiction     (Commission File No.)       (IRS Employer
   of Incorporation)                                    Identification No.)





                    2818 N. Sullivan Road, Spokane, WA 99216
                    ---------------------------------------
               (Address of Principal Executive Offices, Zip Code)




                                 (509) 924-9900
                    ---------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                                      None
                    ---------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement

In February 2003, a Long Term Performance Plan (LTPP) for senior management and key executive officers was established with awards contingent on the attainment of multi-year performance goals designed to drive the long-term financial success and growth of the Company. Actual participation is approved by the Compensation Committee. The performance goals for the one-year and two-year cycles that began January 1, 2003 were not met and therefore, no payouts were earned for 2003 and 2004.

On February 16, 2005, the LTPP was revised to provide for yearly goals, instead of a three-year cycle. Payouts were also revised from 50% cash and 50% shares of the Company's Common Stock to 100% shares of the Company's Common Stock with a three-year cliff vesting period. The value of an award is based on a percentage of the participant's base salary and is dependent on performance objectives for the period. The number of shares to be issued will be determined by dividing the dollar amount of the award by the fair value of Itron Common Stock on the date the payout is approved by the Compensation Committee. For 2005, performance measures have been established based on achievement of specified levels of free cash flow and earnings.


Item 9.01      Financial Statements and Exhibits

(c)      Exhibits

The following exhibits are filed as part of this report:

------------------------------------------------------------------------------
Exhibit Number   Description
------------------------------------------------------------------------------
        10.20    Amended Long-Term Performance Plan dated February 16, 2005 between Itron,  Inc. and certain of its executive officers.
------------------------------------------------------------------------------



The information presented in this Current Report on Form 8-K contains forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. Numerous important factors, including those factors identified in Itron, Inc.'s Annual Report on Form 10-K/A and other of the Company's filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                            ITRON, INC.

Dated:  February 18, 2005           By:  /s/ STEVEN M. HELMBRECHT
                                    -----------------------------
                                            Steven M. Helmbrecht
                                            Sr. Vice President and
                                            Chief Financial Officer

                                  EXHIBIT INDEX


-------------------------------------------------------------------------------
Exhibit Number    Description
-------------------------------------------------------------------------------
        10.20     Amended Long-Term Performance Plan dated February 16, 2005 between Itron, Inc. and certain of its executive officers.